Exhibit 10.3

2003 STOCK OPTION PLAN

OF

WELLS REAL ESTATE INVESTMENT TRUST II, INC.

WELLS REAL ESTATE INVESTMENT TRUST II, INC., a Maryland corporation (the “Company”) adopted this 2003 Stock Option Plan (the “Plan”), effective September     , 2003, the date of approval of the Plan by the Board of Directors and shareholders of the Company, for the benefit of the eligible employees of WELLS CAPITAL, INC., a Georgia corporation (“Wells Capital”) and WELLS MANAGEMENT COMPANY, INC., a Georgia corporation (“Wells Management”).

ARTICLE 1

PURPOSE

1.1 GENERAL. The purpose of the 2003 Stock Option Plan (the “Plan”) is to enable Wells Capital and Wells Management to obtain and retain the services of Employees considered essential to the long range success of the Company, Wells Capital, Wells Management, and their Affiliates by offering employees an opportunity to participate in the Company’s growth through the ownership of stock in the Company.

ARTICLE 2

EFFECTIVE TERM OF PLAN

2.1 EFFECTIVE DATE. The Plan became effective as of September     , 2003, the date upon it was approved by both the Board and the shareholders of the Company.

2.2 TERMINATION OF PLAN. The Plan shall terminate on the tenth anniversary of the Effective Date. The termination of the Plan on such date shall not affect the validity of any Option outstanding on the date of termination.

ARTICLE 3

DEFINITIONS

3.1 DEFINITIONS. When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Section or in Section 1.1 unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:

(a) “Affiliate” of another person or entity (a “Person”) includes only the following:  (i) any Person directly or indirectly controlling, controlled by, or under common control with such other Person; (ii) any Person directly or indirectly owning, controlling, or holding with the power to vote 10% or more of the outstanding voting securities of such other Person; (iii) any legal entity for which such Person acts as an executive officer, director, trustee, or general partner; (iv) any Person 10% or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held, with power to vote, by such other Person; and (v) any executive officer, director, trustee, or general partner of such other Person. An entity shall not be deemed to control or be under common control with a Wells-sponsored program unless (i) it owns 10% or more of the voting equity interests of such program or (ii) a majority of the board (or equivalent governing body) of such program is comprised of Affiliates of such entity.

(b) “Board” means the Board of Directors of the Company.

(c) “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(d) “Committee” means the committee of the Board described in Article 4.

(e) “Company” means Wells Real Estate Investment Trust II, Inc., a Maryland corporation.

(f) “Continuous Status as a Participant” means the absence of any interruption or termination of service as an employee, officer, consultant or director of the Company, Wells Capital, Wells Management, or any Affiliate, as applicable. Continuous Status as a Participant shall continue to the extent provided in a written severance, consulting, or employment agreement during any period for which severance compensation payments are made to an employee, officer, consultant or director and shall not be considered interrupted in the case of any leave of absence authorized in writing by the Company or, if the Participant is employed by Wells Capital or Wells Management, the Participant’s employer, prior to its commencement.

(g) “Effective Date” has the meaning assigned such term in Section 2.1.

(h) “Eligible Participant” means an employee, officer, consultant or director of the Company, Wells Capital, Wells Management, or any Affiliate.

(i) “Exchange” means the Nasdaq National Market or any national securities exchange on which the Stock may from time to time be listed or traded.

(j) “Fair Market Value”, on any date, means (i) if the Stock is listed on a securities exchange or is traded over the Nasdaq National Market, the closing sales price on the immediately preceding date on which sales were reported, or (ii)

if the Stock is not listed on a securities exchange or traded over the Nasdaq National Market, the mean between the bid and offered prices as quoted by Nasdaq for such immediately preceding trading date, provided that if it is determined that the fair market value is not properly reflected by such Nasdaq quotations or if the Stock is not quoted on Nasdaq, Fair Market Value will be determined by such other method as the Committee determines in good faith to be reasonable.

(k) “Grant Date” means the date an Option is made by the Committee.

(l) “Non-Qualified Stock Option” means an Option that is not intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

(m) “Option” means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods.

(n) “Option Agreement” means a written document, in such form as the Committee prescribes from time to time, setting forth the terms and conditions of an Option.

(o) “Parent” means a corporation which owns or beneficially owns a majority of the outstanding voting stock or voting power of the Company.

(p) “Participant” means a person who, as an employee, officer, consultant or director of the Company or any Affiliate, has been granted an Option under the Plan; provided that in the case of the death of a Participant, the term “Participant” refers to a beneficiary designated pursuant to Section 7.4 or the legal guardian or other legal representative acting in a fiduciary capacity on behalf of the Participant under applicable state law and court supervision.

(q) “Plan” means the Wells Real Estate Investment Trust II, Inc. 2003 Stock Option Plan, as amended from time to time.

(r) “Shares” means shares of the Company’s Stock. If there has been an adjustment or substitution pursuant to Section 8.1, the term “Shares” shall also include any shares of stock or other securities that are substituted for Shares or into which Shares are adjusted pursuant to Section 8.1.

(s) “Stock” means the $.01 par value common stock of the Company and such other securities of the Company as may be substituted for Stock pursuant to Article 8.

(t) “Subsidiary” means any corporation, limited liability company, partnership or other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

(u) “1933 Act” means the Securities Act of 1933, as amended from time to time.

(v) “1934 Act” means the Securities Exchange Act of 1934, as amended from time to time.

ARTICLE 4

ADMINISTRATION

4.1. COMMITTEE. The Plan shall be administered by the Conflicts Committee of the Board.

4.2 ACTION AND INTERPRETATIONS BY THE COMMITTEE. For purposes of administering the Plan, the Committee may from time to time adopt rules, regulations, guidelines and procedures for carrying out the provisions and purposes of the Plan and make such other determinations, not inconsistent with the Plan, as the Committee may deem appropriate. The Committee’s interpretation of the Plan, any Options granted under the Plan, any Option Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company’s or an Affiliate’s independent certified public accountants, Company counsel or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

4.3 AUTHORITY OF COMMITTEE. Except as provided below, the Committee, upon recommendation and consultation with Wells Capital and Wells Management, has the exclusive power, authority and discretion to:

(a) Grant Options;

(b) Designate Participants;

(c) Determine the type or types of Options to be granted to each Participant;

(d) Determine the number of Options to be granted and the number of Shares or dollar amount to which an Option will relate;

(e) Determine the terms and conditions of any Option granted under the Plan, including but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Option, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Option, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;

(f) Accelerate the vesting, exercisability or lapse of restrictions of any outstanding Option, in accordance with Article 7, based in each case on such considerations as the Committee in its sole discretion determines;

(g) Determine whether, to what extent, and under what circumstances an Option may be settled in, or the exercise price of an Option may be paid in, cash, Stock, other Options, or other property, or an Option may be canceled, forfeited, or surrendered;

(h) Prescribe the form of each Option Agreement, which need not be identical for each Participant;

(i) Decide all other matters that must be determined in connection with an Option;

(j) Establish, adopt or revise any rules, regulations, guidelines or procedures as it may deem necessary or advisable to administer the Plan;

(k) Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan;

(l) Amend the Plan or any Option Agreement as provided herein; and

(m) Adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of non-U.S. jurisdictions in which the Company or any Affiliate may operate, in order to assure the viability of the benefits of Options granted to participants located in such other jurisdictions and to meet the objectives of the Plan.

To the extent permitted under Maryland law, the Board or the Committee may expressly delegate to any individual or group of individuals some or all of the Committee’s authority under subsections (a) through (i) above, except that no delegation of its duties and responsibilities may be made with respect to Options to Eligible Participants who are, or who are anticipated to be become, persons subject to the short-swing profit rules of Section 16 of the 1934 Act. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report to the Committee regarding the delegated duties and responsibilities.

4.4. OPTION AGREEMENTS. Each Option shall be evidenced by an Option Agreement. Each Option Agreement shall include such provisions, not inconsistent with the Plan, as may be specified by the Committee.

ARTICLE 5

SHARES SUBJECT TO THE PLAN

5.1. NUMBER OF SHARES. Subject to adjustment as provided in Section 5.2 and 9.1, the aggregate number of Shares reserved and available for issuance pursuant to Options granted under the Plan shall be 750,000.

5.2. LAPSED OPTIONS. To the extent that an Option is canceled, terminates, expires, is forfeited or lapses for any reason, any Shares subject to the Option will again be available for issuance pursuant to Options granted under the Plan.

5.3. STOCK DISTRIBUTED. Any Stock distributed pursuant to an Option may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

5.4. LIMITATION ON THE GRANT OF OPTIONS. Notwithstanding anything to the contrary herein, no Option may be granted if the grant, when combined with Shares issuable upon exercise of outstanding options or warrants granted to Wells Capital, the Company’s directors and officers, or any of their Affiliates, would exceed 10% of the Company’s issued and outstanding Shares.

ARTICLE 6

ELIGIBILITY

6.1. GENERAL. Options may be granted only to Eligible Participants.

ARTICLE 7

STOCK OPTIONS

7.1. GENERAL. The Committee is authorized to grant Options to Eligible Participants on the following terms and conditions:

(a) EXERCISE PRICE. The exercise price per Share under an Option shall be determined by the Committee, provided that the per share exercise price for any Option shall not be less than the greater of (i) $11.00 or (ii) the Fair Market Value as of the Grant Date.

(b) TIME AND CONDITIONS OF EXERCISE. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, subject to Section 7.1(d). The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised or vested. Subject to Section 7.6, the Committee may waive any exercise or vesting provisions at any time in whole or in part based upon factors as the Committee may determine in its sole discretion so that the Option becomes exercisable or vested at an earlier date. The Committee may permit an arrangement whereby receipt of Stock upon exercise of an Option is delayed until a specified future date.

(c) PAYMENT. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, Shares, or other property (including “cashless exercise” arrangements), and the methods by which Shares shall be delivered or deemed to be delivered to Participants; provided, however, that if Shares are used to pay the exercise price of an Option, such Shares must have been held by the Participant for at least six months.

(d) EXERCISE TERM. The term of each Option shall be for the period as determined by the Committee, provided that in no event shall the term of any Stock Option exceed a period of five years from the Grant Date.

7.2 LIMITATIONS ON EXERCISE OF OPTIONS. The Committee, in its absolute discretion, may impose such limitations and restrictions on the exercise of Options as it deems appropriate. Any such limitation shall be set forth in the respective Option Agreement. Notwithstanding the foregoing, an Option shall not be exercisable if, in the sole and absolute discretion of the Committee, the exercise of such Option would likely result in any of the following:

(a) the Participant’s or any other person’s ownership of Shares being in violation of the Stock Ownership Limit (as defined in the Company’s Charter); or

(b) income to the Company that could impair the Company’s status as a real estate investment trust within the meaning of Sections 856 through 860 of the Code.

7.3. LIMITS ON TRANSFER. No right or interest of a Participant in any unexercised or restricted Option may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or an Affiliate, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or an Affiliate. No unexercised or restricted Option shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if such Section applied to an Option under the Plan.

7.4. BENEFICIARIES. Notwithstanding Section 7.3, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the

Participant and to receive any distribution with respect to any Option upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Option Agreement applicable to the Participant, except to the extent the Plan and Option Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, payment shall be made to the Participant’s estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

7.5. STOCK CERTIFICATES. All Stock issuable under the Plan is subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate or issue instructions to the transfer agent to reference restrictions applicable to the Stock.

7.6. ACCELERATION of VESTING. The Committee may in its sole discretion at any time determine that all or a portion of a Participant’s Options shall become fully or partially exercisable, and/or that all or a part of the restrictions on all or a portion of the outstanding Options shall lapse, in each case, as of such date as the Committee may, in its sole discretion, declare. The Committee may discriminate among Participants and among Options granted to a Participant in exercising its discretion pursuant to this Section 7.6.

7.7 EFFECT OF ACCELERATION. If an Option is accelerated under Section 7.6, the Committee may, in its sole discretion, provide (i) that the Option will expire after a designated period of time after such acceleration to the extent not then exercised, (ii) that the Option will be settled in cash rather than Stock, (iii) that the Option will be assumed by another party to a transaction giving rise to the acceleration or otherwise be equitably converted or substituted in connection with such transaction, (iv) that the Option may be settled by payment in cash or cash equivalents equal to the excess of the Fair Market Value of the underlying Stock, as of a specified date associated with the transaction, over the exercise price of the Option, or (v) any combination of the foregoing. The Committee’s determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated.

7.8. TERMINATION OF EMPLOYMENT. Whether military, government or other service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Committee at its discretion, and any determination by the Committee shall be final and conclusive. A Participant’s Continuous Status as a Participant shall not be deemed to terminate (i) in a circumstance in which a Participant transfers from the Company to an Affiliate, transfers from an Affiliate to the Company, transfers from one Affiliate to another Affiliate, or similar transfers to or from Wells Capital or Wells Management, or (ii) in the discretion of the Committee as specified at or prior to such occurrence, in the case of a spin-off, sale or disposition of the Participant’s employer from the Company or any Affiliate.

ARTICLE 8

CHANGES IN CAPITAL STRUCTURE

8.1. GENERAL. In the event of a corporate event or transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the authorization limits under Section 5.1 shall be adjusted proportionately, and the Committee may adjust Options to preserve the benefits or potential benefits of the Options. Action by the Committee may include: (i) adjustment of the number and kind of shares which may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Options; (iii) adjustment of the exercise price provisions under Section 7.1(a), the exercise price of outstanding Options, or the measure to be used to determine the amount of the benefit payable on an Option; and (iv) any other adjustments that the Committee determines to be equitable. In addition, in the event of the Company’s dissolution, liquidation, reorganization, merger or consolidation as a result of which the Company is not the surviving corporation or upon the sale of all or substantially all of the Company’s properties, the Plan will terminate, and any outstanding Options will terminate and be forfeited. In such an event, the Committee may, in its sole discretion, provide (i) that Options will be assumed by another party to a transaction or otherwise be equitably converted or substituted with options covering the stock of the successor corporation (or a parent corporation thereof) in connection with such transaction, (ii) that the Plan and the Options will be continued under their original terms, or (iii) that outstanding Options may be settled by payment in cash, cash equivalents, or shares of common stock equal to the excess of the Fair Market Value of the underlying Stock, as of a specified date associated with the transaction, over the exercise price of the Option. The Committee’s determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated. Without limiting the foregoing, in the event of a subdivision of the outstanding Stock (stock-split), a declaration of a dividend payable in Shares, or a combination or consolidation of the outstanding Stock into a lesser number of Shares, the authorization limits under Section 5.1 shall automatically be adjusted proportionately, and the Shares then subject to each Option shall automatically be adjusted proportionately without any change in the aggregate purchase price therefor.

ARTICLE 9

AMENDMENT, MODIFICATION AND TERMINATION

9.1. AMENDMENT, MODIFICATION AND TERMINATION. The Board or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without shareholder approval; provided, however, that if an amendment to the Plan would, in the reasonable opinion of the Board or the Committee, either (i) materially increase the number of Shares issuable under the Plan, (ii) materially modify the requirements for eligibility, or (iii) otherwise constitute a material change requiring shareholder approval under applicable laws, policies or regulations or the applicable listing or other requirements of an Exchange, then such amendment shall be subject to shareholder approval; and provided, further, that the Board or Committee may condition any other amendment or modification on the approval of shareholders of the Company for any reason, including by reason of such approval being necessary or deemed advisable to (i) permit Options made hereunder to be exempt from liability under Section 16(b) of the 1934 Act, (ii) to comply with the listing or other requirements of an Exchange, or (iii) to satisfy any other tax, securities or other applicable laws, policies or regulations.

9.2. OPTIONS PREVIOUSLY GRANTED. At any time and from time to time, the Committee may amend, modify or terminate any outstanding Option without approval of the Participant; provided, however:

(a) Subject to the terms of the applicable Option Agreement, such amendment, modification or termination shall not, without the Participant’s consent, reduce or diminish the value of such Option determined as if the Option had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination (with the per-share value of an Option for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment or termination over the exercise or base price of such Option);

(b) The original term of any Option may not be extended without the prior approval of the shareholders of the Company;

(c) Except as otherwise provided in Article 8, the exercise price of any Option may not be reduced, directly or indirectly, without the prior approval of the shareholders of the Company; and

(d) No termination, amendment, or modification of the Plan shall adversely affect any Option previously granted under the Plan, without the written consent of the Participant affected thereby. An outstanding Option shall not be deemed to be “adversely affected” by a Plan amendment if such amendment would not reduce or diminish the value of such Option determined as if the Option had been exercised, vested, cashed in or otherwise settled on the date of such amendment (with the per-share value of an Option for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment over the exercise or base price of such Option).

ARTICLE 10

GENERAL PROVISIONS

10.1. NO RIGHTS TO OPTIONS; NON-UNIFORM DETERMINATIONS. No Participant or any Eligible Participant shall have any claim to be granted any Option under the Plan. Neither the Company, its Affiliates nor the Committee is obligated to treat Participants or Eligible Participants uniformly, and determinations made under the

Plan may be made by the Committee selectively among Eligible Participants who receive, or are eligible to receive, Options (whether or not such Eligible Participants are similarly situated).

10.2. NO SHAREHOLDER RIGHTS. No Option gives a Participant any of the rights of a shareholder of the Company unless and until Shares are in fact issued to such person in connection with such Option.

10.3. WITHHOLDING. The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the Plan. If Shares are surrendered to the Company to satisfy withholding obligations in excess of the minimum withholding obligation, such Shares must have been held by the Participant as fully vested shares for at least six months. With respect to withholding required upon any taxable event under the Plan, the Committee may, at the time the Option is granted or thereafter, require or permit that any such withholding requirement be satisfied, in whole or in part, by withholding from the Option Shares having a Fair Market Value on the date of withholding equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes.

10.4. NO RIGHT TO CONTINUED SERVICE. Nothing in the Plan, any Option Agreement or any other document or statement made with respect to the Plan, shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Participant’s employment or status as an officer, director or consultant at any time, nor confer upon any Participant any right to continue as an employee, officer, director or consultant of the Company or any Affiliate, whether for the duration of a Participant’s Option or otherwise.

10.5. UNFUNDED STATUS OF OPTIONS. The Plan is intended to be an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Option, nothing contained in the Plan or any Option Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Affiliate.

10.6. INDEMNIFICATION. To the extent allowable under applicable law, each member of the Committee shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense (including, but not limited to, attorneys fees) that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which such member may be a party or in which he may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by such member in satisfaction of judgment in such action, suit, or proceeding against him provided he gives the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Charter or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

10.7. RELATIONSHIP TO OTHER BENEFITS. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Company or any Affiliate unless provided otherwise in such other plan.

10.8. EXPENSES. The expenses of administering the Plan shall be borne by the Company and its Affiliates.

10.9. TITLES AND HEADINGS. The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

10.10. GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

10.11. FRACTIONAL SHARES. No fractional Shares shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up.

10.12. GOVERNMENT AND OTHER REGULATIONS.

(a) Notwithstanding any other provision of the Plan, no Participant who acquires Shares pursuant to the Plan may, during any period of time that such Participant is an affiliate of the Company (within the meaning of the rules and regulations of the Securities and Exchange Commission under the 1933 Act), sell such Shares, unless such offer and sale is made (i) pursuant to an effective registration statement under the 1933 Act, which is current and includes the Shares to be sold, or (ii) pursuant to an appropriate exemption from the registration requirement of the 1933 Act, such as that set forth in Rule 144 promulgated under the 1933 Act.

(b) Notwithstanding any other provision of the Plan, if at any time the Committee shall determine that the registration, listing or qualification of the Shares covered by an Option upon any Exchange or under any foreign, federal, state or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the purchase or receipt of Shares thereunder, no Shares may be purchased, delivered or received pursuant to such Option unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee.

Any Participant receiving or purchasing Shares pursuant to an Option shall make such representations and agreements and furnish such information as the Committee may request to assure compliance with the foregoing or any other applicable legal requirements. The Company shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to the Committee’s determination that all related requirements have been fulfilled. The Company shall in no event be obligated to register any securities pursuant to the 1933 Act or applicable state or foreign law or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement.

10.13. GOVERNING LAW. To the extent not governed by federal law, the Plan and all Option Agreement shall be construed in accordance with and governed by the laws of the State of Maryland.

10.14 ADDITIONAL PROVISIONS. Each Option Agreement may contain such other terms and conditions as the Committee may determine; provided that such other terms and conditions are not inconsistent with the provisions of the Plan.

10.15. NO LIMITATIONS ON RIGHTS OF COMPANY. The grant of any Option shall not in any way affect the right or power of the Company to make adjustments, reclassification or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets. The Plan shall not restrict the authority of the Company, for proper corporate purposes, to draft or assume Options, other than under the Plan, to or with respect to any person. If the Committee so directs, the Company may issue or transfer Shares to an Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Affiliate will transfer such Shares to a Participant in accordance with the terms of an Option granted to such Participant and specified by the Committee pursuant to the provisions of the Plan.

The foregoing is hereby acknowledged as being the Wells Real Estate Investment Trust II, Inc. 2003 Stock Option Plan as adopted by the Board on             , 2003 and by the shareholders on             , 2003.

Wells Real Estate Investment Trust II, Inc.

By:

Its: